Exhibit 10.4

FORM OF EXERCISE NOTICE

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No. _____ (the “Warrant”) issued by Mobivity Holdings Corp., a Nevada corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase ________ Warrant Shares pursuant to the Warrant.

(3) The undersigned understands that upon the exercise of the Warrant in accordance with the offer made by way of the Company’s Warrant Offer Letter (“Offer Letter”) dated February 10, 2023 the undersigned shall receive a New Warrant (as defined in the Offer Letter) to purchase one share of the Company’s Common Stock, over a three year period at an exercise price of $2.00 per share, for every two Warrant Share the holder purchases upon the exercise of a Warrant.

(4) The undersigned acknowledges and represents as follows:

(a) The undersigned had the opportunity to review the Company’s Offer Letter and the Company’s reports and registration statements on file with the SEC, including:

●	The Company’s Annual Report on Form 10-K (“Form 10-K”) for the period ended December 31, 2021; and

●	The Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2022 June 30, 2022 and September 30, 2022.

(b) The undersigned has been advised that officers and directors of the Company, and their affiliates, intend to exercise approximately ________ Warrants.

(c) That the undersigned recognizes that the Warrant Shares as an investment involves a high degree of risk, including, but not limited to, those risks set forth in the “Risk Factors” section of the Company’s Form 10-K;

(d) That the undersigned realizes that the Warrant Shares are being issued pursuant to an exemption from registration under the U.S. Securities Act of 1933, as amended (“Securities Act”) and, as such, the transferability of the Warrant Shares is restricted and that legends may be placed on any certificate representing the Warrant Shares substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER’S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

(5) Payment of the exercise price in the amount of $________________ (number of Warrant Shares being exercised x $1.00) is delivered concurrently by check made payable to “Mobivity Holdings Corp.” or by wire pursuant to the following instructions:

[MOBIVITY TO CONFIRM WIRE INSTRUCTIONS]

Bank Name:	JPMorgan Chase
Bank Address:	NY, NY 10004
SWIFT:	CHASUS33

Routing/ABA No.:	021000021
Account Name:	Mobivity Holdings Corp
3313 West Frye Road, Suite 215
Chandler, AZ 85225
Account Number:	592265786

(6) Pursuant to this Exercise Notice, the Company shall deliver to the Holder ________________ Warrant Shares and a New Warrant entitling the Holder to purchase an equal number of shares of Common Stock upon the terms set forth in the New Warrant.

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant